First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

IO

Doc Stat = full

Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	304,000.00	0.00	0.00
>= 570 / < 590	0.00	1,126,300.00	1,178,876.27	1,324,800.00	0.00
>= 590 / < 610	1,572,000.00	1,551,250.00	3,749,105.00	1,960,323.95	439,900.00
>= 610 / < 630	1,057,671.88	692,400.00	7,330,194.69	1,656,900.00	0.00
>= 630 / < 650	456,000.00	2,023,600.00	9,407,347.71	2,726,159.42	0.00
>= 650 / < 670	909,625.00	3,009,000.00	9,669,150.27	3,127,668.40	0.00
>= 670 / < 690	431,000.00	3,704,900.00	7,123,470.00	1,531,350.00	0.00
>= 690 / < 710	269,000.00	151,200.00	2,827,052.34	550,700.00	0.00
>= 710 / < 730	213,000.00	1,269,650.00	2,176,000.00	712,950.00	0.00
>= 730	0.00	0.00	1,606,141.87	594,000.00	0.00

Doc Stat = not full

Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	0.00	0.00	0.00
>= 570 / < 590	0.00	259,951.67	0.00	489,480.09	0.00
>= 590 / < 610	325,000.00	1,387,575.00	5,571,635.77	2,580,297.08	0.00
>= 610 / < 630	545,000.00	5,424,600.00	17,532,700.00	3,491,086.00	30,600.00
>= 630 / < 650	1,431,132.00	7,079,299.56	27,112,598.41	3,250,349.75	0.00
>= 650 / < 670	1,114,000.00	6,017,850.00	19,610,502.08	2,300,198.44	0.00
>= 670 / < 690	360,500.00	2,955,247.53	15,437,140.00	3,150,650.00	0.00
>= 690 / < 710	0.00	1,331,200.00	9,018,564.30	1,603,300.00	0.00
>= 710 / < 730	222,000.00	383,100.00	5,840,885.93	342,000.00	0.00
>= 730	176,000.00	622,200.00	11,087,239.49	689,300.00	0.00

Doc Stat = full

Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	0.00	0.00	0.00
>= 570 / < 590	0.00	0.00	0.00	0.00	0.00
>= 590 / < 610	0.00	0.00	0.00	0.00	0.00
>= 610 / < 630	0.00	0.00	0.00	0.00	0.00
>= 630 / < 650	0.00	0.00	0.00	0.00	0.00
>= 650 / < 670	0.00	0.00	0.00	256500.00	0.00
>= 670 / < 690	50000.00	0.00	0.00	0.00	0.00
>= 690 / < 710	0.00	177500.00	0.00	0.00	0.00
>= 710 / < 730	0.00	0.00	0.00	0.00	0.00
>= 730	0.00	0.00	0.00	0.00	0.00

Doc Stat = not full

Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	0.00	0.00	0.00
>= 570 / < 590	0.00	0.00	0.00	0.00	0.00
>= 590 / < 610	0.00	0.00	0.00	0.00	0.00
>= 610 / < 630	0.00	0.00	0.00	0.00	0.00
>= 630 / < 650	0.00	0.00	0.00	0.00	0.00
>= 650 / < 670	156,000.00	0.00	126,400.00	0.00	0.00
>= 670 / < 690	0.00	0.00	0.00	315,000.00	0.00
>= 690 / < 710	0.00	0.00	0.00	0.00	0.00
>= 710 / < 730	0.00	0.00	0.00	0.00	0.00
>= 730	0.00	0.00	0.00	0.00	0.00

*	CLTV should include first mortgage balance and any additional mortgages on the property whether in this collateral pool or not
*	Front end DTI should include only mortgage expenses (P and I, Property Taxes and Insurance)
*	Back end DTI Should include mortgage expenses and all other debt

Deal Name

FNLC 2005-4

Loan Characteristics	Loan Number	Balance	Deal Percentage	WAC	WALA	FICO	Original Loan to Value	CLTV	Back End DTI	Full Doc	Primary Owner	Single Family	Cashout	Simultaneous 2nds	IO
Aggregated
Rate 9.5-10	233	23,492,230.67	3.03	9.746	2	607	89.79	90.79	43.55	51.65	98.21	84.55	49.42	6.21	0
RATE 10.001-10.5	151	10,270,251.17	1.33	10.264	1	656	97.50	97.65	44.30	28.05	100.00	84.91	25.74	0.98	0
RATE 10.501-11	127	7,535,179.10	0.97	10.798	1	643	97.76	97.90	44.27	24.89	100.00	78.59	27.00	0.68	0.41
RATE 11.001-11.5	59	3,172,790.09	0.41	11.296	1	644	99.27	99.27	45.29	8.45	100.00	80.01	18.34	0	0
RATE greater than 11.5	186	8,819,144.72	1.14	12.193	1	632	99.72	99.72	44.02	12.81	100.00	65.50	19.29	0	0

LB <50,000	329	10,981,952.85	1.42	10.780	1	647	97.05	97.30	42.62	29.72	96.82	82.34	30.01	1.56	0.64
LB 50,001-100K	881	66,804,735.10	8.63	8.931	1	616	84.88	87.81	41.63	56.32	95.55	85.04	53.49	16.42	3.1
LB 100-200K	1,504	218,975,462.22	28.28	7.828	1	617	80.38	85.51	42.44	55.09	95.99	85.59	63.67	26.56	17.63
LB 200-300k	906	220,484,508.69	28.48	7.435	1	633	80.41	87.40	44.40	40.86	97.17	82.15	56.45	35.76	34.11
LB 300K-400K	386	132,686,763.41	17.14	7.366	1	633	80.10	88.00	45.64	31.33	98.43	81.98	56.02	40.08	42.33
LB 400K-500k	179	79,426,387.71	10.26	7.315	1	640	81.09	90.00	45.90	29.22	96.09	86.62	55.68	46.67	53.16
LB 500-600k	69	36,570,825.21	4.72	7.236	1	643	81.03	89.08	45.09	28.96	98.41	80.36	62.79	36.62	51.7
LB 600-700k	11	6,907,453.98	0.89	6.946	1	652	77.25	84.81	46.86	45.61	100.00	100.00	55.23	35.75	72.82
LB 700-800k	2	1,440,000.00	0.19	6.873	—	635	72.73	72.73	39.57	100.00	100.00	100.00	100.00	0	0
LB 800-900k	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LB 900-1MM	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LB > 1MM	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

FICO <500	15	2,480,729.97	0.32	8.674	1	500	72.01	72.01	43.18	56.95	100.00	100.00	93.76	0	0
FICO 501-525	225	33,588,315.26	4.34	8.465	1	514	72.91	72.94	42.97	77.66	99.35	93.29	94.73	0.17	0
FICO 526-550	313	52,787,011.48	6.82	8.347	1	539	75.71	75.96	43.39	65.57	98.19	92.36	88.77	1.95	0
FICO 551-575	325	55,214,937.54	7.13	8.057	1	563	77.70	78.48	44.35	60.90	98.36	87.68	81.14	5.85	1.44
FICO 576-600	428	81,885,994.58	10.58	7.825	1	589	82.52	83.39	43.83	53.39	98.24	91.61	75.18	5.38	11.74
FICO 601-625	712	122,252,384.63	15.79	7.725	1	614	81.28	87.47	43.70	45.41	97.59	85.94	61.95	31.88	31.64
FICO 626-650	868	157,346,944.01	20.32	7.651	1	638	81.79	91.43	44.33	30.35	97.10	82.94	48.55	49.01	43.47
FICO 651-700	1,381	268,721,771.70	34.71	7.327	1	689	82.83	92.38	44.16	33.07	95.14	77.45	41.01	48.17	44.95
>700	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

LTV 80	1,492	318,748,345.42	100.00	7.374	1	642	80.00	93.31	44.24	32.63	98.54	80.81	36.93	67.68	41.99
LTV 80-85	118	24,568,834.72	9.87	7.468	1	627	83.50	83.60	44.89	66.91	95.01	85.83	85.83	1.77	26.82
LTV 85.01-90	314	60,979,560.65	7.88	7.857	1	617	86.29	86.68	43.56	54.64	95.73	87.95	80.96	3.4	26.71
LTV 90.01-95	441	88,142,308.63	11.38	7.879	1	626	90.54	91.03	44.44	51.54	93.48	88.94	69.03	5.38	27.3
LTV 95.01-100	175	24,687,958.77	3.19	8.225	1	653	95.75	95.82	45.26	50.30	100.00	84.35	71.84	1.41	34.81
LTV >100	661	50,603,113.22	6.54	9.959	1	654	100.00	100.00	43.83	42.44	99.33	81.25	29.61	0	0.93

2nd Home	149	24,105,701.38	3.11	7.780	1	654	79.02	79.47	36.87	47.60	0.00	69.48	64.48	2.62	4.49
Invest Property	4,118	750,172,387.79	96.89	7.681	1	628	81.09	87.70	44.22	42.67	100.00	84.37	57.87	33.81	31.62

2nd lien	647	37,946,657.76	4.90	10.696	2	661	99.60	99.60	44.30	21.01	99.93	75.89	19.04	0	0.08
Simultaneous 2nds	1,128	254,243,349.05	32.84	7.257	1	659	80.07	99.61	44.76	26.72	99.75	77.81	19.92	100	50.44

Full	1,996	331,582,082.32	42.82	7.577	1	611	80.88	84.84	43.45	100.00	96.54	89.76	73.77	20.49	23.8
NIV	20	1,708,621.34	0.22	9.850	10	663	98.33	98.33	39.53	0.00	100.00	79.40	6.32	0	6.32
Stated	2,251	440,987,385.51	56.95	7.755	1	642	81.07	89.35	44.42	0.00	97.14	79.53	46.48	42.25	36.11

Cash Out	2,396	449,676,691.45	58.08	7.647	1	611	79.39	81.56	43.70	54.40	96.54	88.16	100.00	11.26	24.62
Purchase	1,771	309,085,302.42	39.92	7.728	1	655	83.31	96.13	44.42	26.17	97.23	77.36	0.00	65.28	40.28
Refi-Rate Term	100	15,516,095.30	2.00	7.884	1	616	82.99	84.85	44.04	39.25	100.00	91.23	0.00	11.78	19.86

2-4 Family	259	56,749,547.15	7.33	7.914	1	657	81.45	91.00	44.69	21.49	93.14	0.00	37.53	47.94	20.01
Condo	242	38,460,774.42	4.97	7.833	1	643	80.67	89.89	44.03	30.62	93.57	0.00	41.55	47.2	43.07

Fixed	1,309	141,788,156.79	18.31	8.415	1	635	83.62	84.62	42.84	52.89	96.62	87.60	67.03	5.21	5.78
Arm	2,958	632,489,932.38	81.69	7.520	1	627	80.45	88.07	44.25	40.57	96.95	83.08	56.07	39.03	36.38

Back End DTI 45-50	1,798	353,775,351.87	45.69	7.710	1	632	81.55	89.18	47.94	32.25	98.60	82.00	54.26	38.83	33.29
Back End DTI 50-55	376	75,891,697.90	9.80	7.544	1	613	80.70	83.73	52.78	78.77	97.61	84.76	71.80	15.89	22.21
Back End DTI > 55	8	1,836,750.00	0.24	6.823	—	611	76.75	76.75	55.05	100.00	87.75	100.00	87.75	0	11.76

IO	878	238,287,269.90	30.78	7.124	1.00	657	80.77	91.47	44.51	33.12	99.55	83.27	46.46	53.82	100

Cali	830	224,086,776.85	28.94	7.411	1.00	639	79.55	87.88	44.48	33.30	97.47	86.94	49.47	41.51	53.33
N Cali	341	98,442,143.60	12.71	7.483	1.00	637	79.80	88.13	45.16	33.93	96.42	89.78	50.75	40.65	53.36
S Cali	489	125,644,633.25	16.23	7.355	1.00	640	79.35	87.68	43.95	32.81	98.30	84.72	48.46	42.19	53.32
NY	44	12,388,200.33	1.60	7.518	2.00	620	79.55	81.90	45.26	18.34	87.48	76.98	76.71	13.14	5.07
FL	791	132,408,430.25	17.10	7.749	1.00	630	80.63	87.65	44.01	39.54	95.68	80.73	46.89	35.45	20.9
Georgia	89	10,564,521.66	1.36	8.131	1.00	603	82.91	89.25	41.95	68.09	92.36	98.08	58.36	34.24	9.05
Ohio	41	4,162,922.38	0.54	8.121	1.00	612	85.49	91.47	41.66	79.06	100.00	98.20	59.77	31.15	10.97
Maryland	190	40,314,614.10	5.21	7.509	1.00	622	79.97	83.03	43.79	46.15	97.14	79.69	78.75	15.97	30.52

40 yr Loans	—	—	0.00	—	—	—	—	—	—	—	—	—	—	—	—

First Time Home Buyer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non IO

Doc Stat = full

Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	11,365,752.69	13,745,552.08	30,563,495.49	4,145,777.11	0.00
>= 550 / < 570	3,152,951.83	6,661,621.70	10,387,089.46	6,649,644.35	0.00
>= 570 / < 590	3,342,647.44	3,893,907.29	8,570,500.68	9,335,214.91	2,010,076.54
>= 590 / < 610	3,010,957.31	6,434,733.93	11,669,265.68	5,496,350.88	4,976,258.62
>= 610 / < 630	2,711,282.36	5,262,491.58	16,039,712.89	2,959,016.90	3,012,115.64
>= 630 / < 650	2,050,998.39	3,296,060.18	10,663,893.51	3,159,078.37	3,730,482.12
>= 650 / < 670	2,625,900.00	2,207,753.42	6,977,161.49	2,217,729.60	2,919,920.17
>= 670 / < 690	1,500,229.00	1,658,205.86	3,575,473.97	2,472,293.83	1,547,665.98
>= 690 / < 710	673,037.00	467,200.00	4,094,258.77	1,559,235.33	1,460,849.90
>= 710 / < 730	270,000.00	687,057.83	1,303,012.00	740,000.00	805,337.67
>= 730	693,612.50	547,900.00	1,029,476.08	1,084,395.18	260,500.00

Doc Stat = not full
Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	7,511,488.38	11,751,976.24	6,315,002.19	0.00	0.00
>= 550 / < 570	4,136,165.49	5,884,526.45	5,968,860.50	162,827.78	0.00
>= 570 / < 590	3,453,050.99	7,608,316.37	7,535,845.39	3,833,783.26	86,798.16
>= 590 / < 610	2,179,865.48	4,967,925.25	11,931,110.80	8,698,978.18	513,101.41
>= 610 / < 630	2,872,037.31	4,975,865.72	19,311,085.65	4,313,808.58	5,047,198.09
>= 630 / < 650	1,677,309.86	6,143,960.54	26,350,129.45	5,405,866.75	6,962,523.42
>= 650 / < 670	372,000.00	2,861,933.83	19,676,190.19	4,396,825.86	5,104,941.68
>= 670 / < 690	186,330.00	2,398,184.71	12,859,338.60	3,300,573.23	2,478,370.60
>= 690 / < 710	537,000.00	662,278.81	9,990,149.40	1,455,787.33	3,558,791.53
>= 710 / < 730	182,500.00	813,040.62	7,073,764.04	1,018,783.63	2,120,456.98
>= 730	524,624.00	991,877.59	7,336,903.94	2,595,345.24	3,195,982.88

Doc Stat = full
Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	201,500.00	253,600.00	119,776.88	0.00	0.00
>= 550 / < 570	0.00	237,631.68	0.00	0.00	0.00
>= 570 / < 590	123,500.00	64,310.09	114,400.00	0.00	0.00
>= 590 / < 610	382,000.00	293,000.00	800,000.00	123,127.15	0.00
>= 610 / < 630	0.00	460,683.65	411,081.61	68,400.00	0.00
>= 630 / < 650	145,000.00	142,000.00	207,647.17	461,111.68	0.00
>= 650 / < 670	0.00	364,271.12	871,418.98	871,959.49	0.00
>= 670 / < 690	41,250.00	119,900.00	134,900.00	1,265,008.84	0.00
>= 690 / < 710	0.00	202,571.24	287,062.70	450,000.00	144,797.73
>= 710 / < 730	0.00	0.00	0.00	76,500.00	0.00
>= 730	0.00	547,750.00	565,150.00	269,950.00	169,000.00

Doc Stat = not full
Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	231,000.00	367,730.70	0.00	0.00	0.00
>= 550 / < 570	558,896.72	108,640.00	0.00	0.00	0.00
>= 570 / < 590	459,659.93	86,145.99	0.00	0.00	0.00
>= 590 / < 610	100,000.00	348,500.00	148,103.52	0.00	0.00
>= 610 / < 630	185,000.00	273,750.00	392,000.00	0.00	0.00
>= 630 / < 650	340,800.00	1,180,551.32	1,351,560.62	291,942.28	0.00
>= 650 / < 670	200,000.00	521,050.00	711,161.27	245,048.57	0.00
>= 670 / < 690	86,500.00	270,000.00	378,365.66	137,700.00	0.00
>= 690 / < 710	0.00	138,998.88	597,388.08	449,303.41	0.00
>= 710 / < 730	0.00	0.00	1,120,000.00	465,886.55	27,444.10
>= 730	104,913.77	0.00	156,000.00	0.00	0.00